Exhibit 10.15

AMENDMENT TO EMPLOYMENT AGREEMENT

THIS AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”) is made as of this 30th day of December, 2021 (the “Effective Date”), by and between Nova Lifestyle, Inc., a Nevada corporation (the “Company”), and Jeffery Chuang (“Employee”). The Company and Employee are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

WHEREAS, the Company and Employee are party to that certain Employment Agreement, dated August 11, 2021 (the “Agreement”);

WHEREAS, the Board of Directors of the Company has approved to increase the salary of the Executive by 10% from $50,000 to $55,000 per year, effective from January 1, 2022; and

WHEREAS, capitalized terms in this Amendment that are not otherwise defined have the meanings given those terms in the Agreement.

NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

1. Section 3.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

3.1 Salary. Employee’s salary shall be $55,000.00 per year (the “Salary”) payable monthly, effective from January 1, 2022.

2. Except as expressly amended hereby, the Agreement continues in full force and effect.

3. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

4. This Amendment shall take effect on Effective Date.

5. This Amendment shall be governed by and construed in accordance with the laws of the State of Nevada, without giving effect to the conflict of law principles thereof. Each Party irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Clark County, Nevada.

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IN WITNESS WHEREOF, the Parties to this Amendment to Employment Agreement have duly executed it as of the day and year first above written.

COMPANY:		EMPLOYEE:

NOVA LIFESTYLE, INC.		Jeffery Chuang

By:	/s/ Tawny Lam	By:	/s/ Jeffery Chuang
Print Name:	Tawny Lam
Title:	Chief Executive Officer